Exhibit 10.7

Agreement

            CHINA GATE TECHNOLOGY CO., LTD (hereinafter, known as "Party A") and Guangzhou IPA (hereinafter, known as "Party B") hereby establish this agreement to jointly explore the market of Giant King Grass, Elephant Grass and Purple King Grass. In Guangdong Province, Party A shall not provide more than 20,000 units of above grass seedlings to any other clients. Party A will pass large clients (who may need more than 20,000 units of above grass seedlings) to Party B. Party B will be responsible to supply the large clients, so as to ensure Party B’s interests within Guangdong Province.

            Party B shall order 1,000,000 units of above seedlings. The detail (volume and price) will be determined later based on the agreement of the two parties. After this agreement is signed, Party A shall provide sufficient technical support to Party B to plant the above grasses in Party B’s land. Party B shall start to lease the land and to prepare the plantation work.

            In addition, the North American market (cooperation in the U.S. and Canada) should work in the same way. Party A shall not develop this market directly; Party B shall provide technical support and seedlings according to the market planning. Any Party shall not ask the other party to compensate the expense arised therefrom.

Notes:

1.	Unit Price: *** RMB/Unit of Seedling

2.	30% Elephant Grass, 70% Giant King Grass. (5,000 units of Purple King Grass seedlings will be offered as bonus).

3.	1 section = 1 unit of seedling. Fee charge for Party A’s technical staff: 280RMB/day.

4.	This agreement will be effective when 50,000 RMB deposit is paid to Party A from Party B.

5.	The goods will be divided into 3 to 5 deliveries. Pay on each delivery.

6.	Party A’s account number: ***. Account name: ***. (This account number is regarded as Party A’s company account number).

7.	The seedlings will arrive at Party B’s land by November 11, 2008.

8.	Party B will pay for the delivery of seedlings.

*** This material has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Party A

CHINA GATE TECHNOLOGY CO., LTD

RM 51, 5TH FLOOR, BRITANNIA HOUSE,

JALAN CATOR, BANDAR SERI BEGAWAN

BS 8811, NEGARA BRUNEI DARUSSALAM

Party B

GUANGZHOU IPA